30 th Annual J.P. Morgan Healthcare Conference

Slide 2
J.P. Morgan Healthcare Conference – Jan. 2012
Safe harbor language &
reconciliation of non-gaap measures
Information provided and statements contained in this presentation that are not purely historical,
such as statements regarding the Company’s strategic
priorities, 2011 and 2012 financial and operating performance and M*Modal transaction benefits, are forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements only speak as of the date of this presentation and MedQuist Holdings Inc. assumes no obligation to update the information included in this presentation.
Statements made in this presentation that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other disclosures and public filings made by MedQuist Holdings
Inc., including filings with the SEC. Although MedQuist Holdings believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements.
In addition to the US GAAP results, MedQuist Holdings has provided certain non-GAAP financial measures in this presentation such as Adjusted
EBITDA and Adjusted Net Income. The tables in the appendix to this presentation include a reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company does not present in the presentation the comparable GAAP financial measure and the related reconciliation for the forward looking non-GAAP financial measures included in this presentation because management cannot predict with sufficient reliability certain contingencies required to estimate the comparable GAAP financial measures.

Copyright © 2011 MedQuist, IP LLC. All rights reserved.

Slide 3
J.P. Morgan Healthcare Conference – Jan. 2012
TRANSCRIPTION & TECHNOLOGY LEADER
165,000 physicians enabled
• 2,400 hospitals, clinics
and practices served
• 850 physician practices
Value-added ecosystem of
leading business partners
• MTSOs
• Radiology systems
• EHR vendors
• Healthcare providers
3.9B-4B total billed equivalent
line counts in 2011
Unique ability to support large,
complex providers
Core research & development
in Speech & Natural Language
Understanding
On demand Collaborative
Intelligence platform
End-to-end workflow and EHR
integration
Extensive global delivery
network
Strong 9-month performance
• Revenues of $328M
• Adj. EBITDA of $84M
• Adj. EPS of $0.59
14,000 global employees,
scalable workforce
Flexible SaaS and service
deployment models
140+ patent licenses in
speech recognition and
understanding
Clients:
Capabilities:
Scale:

Copyright © 2011 MedQuist, IP LLC. All rights reserved.

COLLABORATIVE INTELLIGENCE

Slide 4
J.P. Morgan Healthcare Conference – Jan. 2012
CLINICAL DOCUMENTATION MARKETPLACE
MedQuist is the market leader for transcription services
and the science behind it
• Market share over 50% for hospitals with 300-499 licensed beds and 500+
licensed beds
• Own our platform and speech and language understanding technologies
• Large captive domestic and global labor capabilities
• Highly fragmented market populated with local & regional MTSOs
Market consolidation
• Market changing from labor-intensive, domestic-only service model
o
More editing & less typing
o
Increased utilization of speech recognition and offshore resources
o
EHR implementations leading to near-term product substitution
• Local & regional MTSOs increasingly unable to compete in this environment
• Majority of hospitals still insource transcription yet face continued cost and space utilization pressures
• Overall transcription market is mature

Copyright © 2011 MedQuist, IP LLC. All rights reserved.

Slide 5
J.P. Morgan Healthcare Conference – Jan. 2012
ORGANIC GROWTH OPPORTUNITIES
Insource to outsource is largest driver of new
business
• Outsourcing market growing low single digits
• Typical cost savings of 25% to 40% available through
outsourcing
Compete, acquire and/or enable MTSOs via our
platform
• Many MTSOs already typing on our DEP platform
• Proven ability to work with larger, competing MTSOs
Existing customers represent additional growth
opportunity
• No full penetration with any major IDNs
• Estimated $250-$285 million market opportunity
Increase margins
• Higher utilization of speech recognition and offshore resources
• Improve productivity of our global transcription workforce

Slide 6
J.P. Morgan Healthcare Conference – Jan. 2012
ELEVATING THE CONVERSATION
TO THE C-SUITE
Changing clinical documentation needs
• More detail in content/reporting is required
• Search and discovery capabilities
• Industry acceptance that structured data has limitations
Regulatory requirements create near-term challenges for customers
• Meaningful Use of EHR’s – 2014 for Stage 2
• ICD-10 is healthcare’s Y2K event – October 2013
• Quality reporting
• Fee-based to value-based transition
Value of clinical documentation beyond capture and recording of episodic care
• Rich clinical data that’s not utilized
• Move to real-time patient encounters
• Business intelligence advantages (revenue cycle and demographics)
• Direct impact on revenue and cash flow

✓

✓

✓

✓

Managed Services
Technology-Enabled Services
Technology

Copyright © 2011 MedQuist, IP LLC. All rights reserved.

MedQuist M*Modal
COLLABORATIVE INTELLIGENCE

Slide 7
J.P. Morgan Healthcare Conference – Jan. 2012
HOW WE GROW – Connecting the dots
Invest in expanded sales force and segmented
sales teams
• Transcription, technology, radiology, coding
Grow ecosystem of partners
• New business development and partnership focus already
yielding results
Leverage existing technology
• FESR sales to MTSOs, integrated solutions offerings
Commercialize IP and new offerings
• Access to physicians and content, contextualization
capabilities, content server as hub, apps and analytics

FINANCIAL OVERVIEW

Copyright © 2011 MedQuist, IP LLC. All rights reserved.

J.P. Morgan Healthcare Conference – Jan. 2012
Slide 9
THIRD QUARTER KEY MESSAGES
Strong execution delivered in-line revenues plus year-over-year and sequential financial growth
• Key customer retention, implementation and global production strategies executed well
• All operating metrics continue to improve
• Gross margin up 433 basis points vs. Q3 2010 and up 290 basis points vs. Q2 2011
• Adjusted EBITDA up 22% and Adjusted Net Income per fully diluted share up 31% from Q3 2010
Acquisition activity accelerates to add new layer of revenue growth opportunities
• Transformative M*Modal transaction closed in August 2011
• Two MTSO acquisitions closed in September 2011 three MTSO acquisitions completed in November
2011
• Radiology workflow technology acquisition closed in November 2011
Strong financial performance and balance sheet provide funding for growth strategies
• MTSO roll up strategy to continue
• Commercialization of our speech and natural language understanding technologies
• Investments in our sales force to drive revenue growth
Remained on track with our 2011 performance goals and issued preliminary 2012 outlook

Slide 10
J.P. Morgan Healthcare Conference – Jan. 2012
Q3 2010 Q1 2011 Q2 2011 Q3 2011
Total Billed Equivalent Line Counts (1)
(lines in millions)
854 875 863 1,020
Offshore Transcription Volumes 42% 41% 42% 45%
Transcription Volumes Edited Post
Speech Recognition
67% 72% 74% 76%
Adjusted EBITDA (1) $24.5 $26.7 $27.6 $29.8
Margin 22% 24% 25% 28%
Adjusted Net Income per fully diluted
share (1) $0.26 $0.30 $0.31 $0.34
Free Cash Flow (1) $19.2 $13.2 $16.3 $16.8
(1)As defined in Appendix.
STRONG QUARTERLY RESULTS
(Dollars in millions, except per share data)

Slide 11
J.P. Morgan Healthcare Conference – Jan. 2012
(1)As defined in Appendix.
KEY INDICATORS & DRIVERS OF GROWTH
Growth in total billed equivalent line counts
(1)
• 1.020 billion lines in Q3 2011 vs. 854 million lines in Q3 2010
• Up year-over-year primarily on addition of lines attributable to M*Modal acquisition
• Technology becoming a bigger component of our overall business
Increase in offshore production as planned
• 45% of transcription volumes vs. 42% in Q3 2010
• Exited Q3 2011 at 46% and effectively utilized capacity built up in Q2 2011
Increase in editing post-speech recognition
• 76% vs. 67% of total transcription volumes in Q3 2010
• Continues to enhance productivity and significantly reduce direct costs

Copyright © 2011 MedQuist, IP LLC. All rights reserved.

Slide 12
J.P. Morgan Healthcare Conference – Jan. 2012
STRONG BALANCE SHEET
(1)Based on Q3 2011 Adjusted EBITDA annualized.
$0
$20
$20 $20
$115
$85
2011 2012 2013 2014 2015 2016
No principal amortization obligation until Q2 2012
Significant amount of acquisitions, including M*Modal funded with cash in Q3 2011
Full availability on $25 million revolver as of November 10, 2011
Strong balance sheet to execute on growth strategies
As of September 30, 2011 Scheduled Amortization and Maturity
(Dollars in millions)
Cash $37
Debt $296
Net Debt $259
Total Net Leverage 2.2 x
(1)

Slide 13
J.P. Morgan Healthcare Conference – Jan. 2012
2011E
(Range)
Net Revenues $441 - $444
Total Billed Equivalent Line Counts
(2)
(lines in billions)
3.9 – 4.0
Adjusted EBITDA
(2)
$115.5 - $118.0
Adjusted Net Income per fully diluted share
(2)
$1.29 - $1.31
Financial overview
2011 Performance Goals
(1)
(1)Issued on November 9, 2011.
(2)As defined in Appendix.
(Dollars in millions, except per share data)
Includes benefit in fourth quarter 2011 from completed acquisitions
Acquisition and restructuring charges of $25 million to $27 million
Weighted average proforma shares outstanding of 54.7 million common shares
Capital expenditures of $19 million to $22 million

✓

✓

✓

Copyright © 2011 MedQuist, IP LLC. All rights reserved.

MedQuist M*Modal
COLLABORATIVE INTELLIGENCE

J.P. Morgan Healthcare Conference – Jan. 2012
Slide 14
PRELIMINARY OUTLOOK FOR 2012
(1)
Net Revenues: low- to mid-teens percentage increase vs. midpoint of 2011 performance goals
• Growth in the core business
o
New sales efforts: same-store and market share gains
o
Revenue from integration of M*Modal in transcription platforms
o
MTSO roll up strategy
• Full year benefit from M*Modal and commercialization of its technologies
• 2H 2012 expected to reflect ramp up of new investments in sales force
Adjusted EBITDA: mid- to high-single-digit percentage increase vs. midpoint of 2011 performance goals
• Timing of sales force investments and commercialization of technologies weighted in 1H 2012
• Benefits from these investments begin to be realized in 2H 2012
Free Cash Flow: continue to generate significant positive FCF
• Sufficient to fund our growth strategies, including MTSO roll ups
• Timing of investments to create quarter-to-quarter variability
(1)Issued on November 9, 2011.

Appendix

Slide 16
J.P. Morgan Healthcare Conference – Jan. 2012
Three Months Ended
Sept. 30, 2011 Sept. 30, 2010
Net income attributable to MedQuist Holdings Inc.
$20,553 $ 5,871
Net income attributable to non-controlling interest
361 2,737
Discontinued operations
- (155)
Income tax provision (benefit)
(19,226) 229
Interest expense, net
7,081 4,663
Other (income) expense
4,033 (482)
Realized gain on settlement of foreign currencies
93 -
Depreciation and amortization
9,219 9,125
Acquisition and restructuring charges 6,251 1,797
Cost of legal proceedings, settlements and
accommodations
44 633
Share-based compensation and other non-cash awards 1,360 164
Equity in income of affiliated company - (70)
Adjusted EBITDA $29,769 $24,512
Adjusted EBITDA as a percentage of net revenues 27.6% 21.7%
(Dollars in thousands)
Reconciliation of Net Income to Adjusted EBITDA (Unaudited)
Non-gaap reconciliation

Slide 17
J.P. Morgan Healthcare Conference – Jan. 2012
Three Months Ended
June 30, 2011 March 31, 2011
Net income attributable to MedQuist Holdings Inc.
$5,135 $9,312
Net income attributable to non-controlling interest
271 1,506
Income tax provision (benefit)
886 1,144
Interest expense, net
6,961 7,037
Other (income) expense
(530) (943)
Realized gain on settlement of foreign currencies
377 157
Depreciation and amortization
8,879 8,418
Acquisition and restructuring charges 4,391 6,878
Cost (benefit) of legal proceedings, settlements and
accommodations
581 (7,513)
Share-based compensation and other non-cash awards 611 710
Adjusted EBITDA $27,562 $26,706
Adjusted EBITDA as a percentage of net revenues 25.4% 24.0%
(Dollars in thousands)
Reconciliation of Net Income to Adjusted EBITDA (Unaudited)
Non-gaap reconciliation

Slide 18
J.P. Morgan Healthcare Conference – Jan. 2012
Non-gaap reconciliation
Three Months Ended
Sept. 30, 2011 Sept. 30, 2010
Adjusted EBITDA
$29,769 $24,512
Consolidated interest expense
(7,081) (4,663)
Non-cash interest
774 1,482
Capital expenditures
(5,959) (2,907)
Tax (provision) benefit
19,226 (229)
Deferred tax provision (benefit)
(19,933) 964
Free Cash Flow $16,796 $19,159
Adjusted Net Income (Unaudited)
Adjusted EBITDA $29,769 $24,512
Less:
Amortization (excluding acquired intangibles)
4,116 4,894
Cash interest (total expenses less non-cash)
6,307 3,181
Current tax provision (benefit) 707 (735)
Adjusted Net Income $18,639 $17,172
Adjusted Net Income per fully diluted share:
Basic $0.35 $0.34
Diluted $0.34 $0.26
(Dollars in thousands)
Free Cash Flow (Unaudited)

Slide 19
J.P. Morgan Healthcare Conference – Jan. 2012
Non-gaap reconciliation
Three Months Ended
June 30, 2011 March 31, 2011
Adjusted EBITDA
$27,562 $26,706
Consolidated interest expense
(6,961) (7,037)
Non-cash interest
831 858
Capital expenditures
(4,360) (6,688)
Tax provision (benefit)
(886) (1,144)
Deferred tax provision (benefit)
159 546
Free Cash Flow $16,345 $13,241
Adjusted Net Income (Unaudited)
Adjusted EBITDA $27,562 $26,706
Less:
Amortization (excluding acquired intangibles)
4,362 3,903
Cash interest (total expenses less non-cash)
6,130 6,179
Current tax provision 727 598
Adjusted Net Income $16,343 $16,026
Adjusted Net Income per fully diluted share:
Basic $0.32 $0.31
Diluted $0.31 $0.30
(Dollars in thousands)
Free Cash Flow (Unaudited)

Slide 20
J.P. Morgan Healthcare Conference – Jan. 2012
Non-gaap reconciliation
Three Months Ended
Sept. 30, 2011 Sept. 30, 2010
MedQuist Holdings Shares
Basic outstanding
51,195 35,158
Effect of dilutive options
1,283 13,963
Diluted shares
52,478 49,121
Proforma impact of fully dilutive shares
(1)
Basic 1,814 15,775
Diluted 2,023 16,005
Proforma Shares
Basic 53,009 50,933
Diluted 54,501 65,126
(1)Fully dilutive shares includes common stock equivalents which consists of stock options, restricted stock issuable to certain key employees, shares issued to former principal stockholders, shares issued to former principal stockholders and shares issued in our initial public offering, our private exchange offer, our public exchange offer and our short-form merger with MedQuist Inc.

Slide 21
J.P. Morgan Healthcare Conference – Jan. 2012
(1)Fully dilutive shares includes common stock equivalents which consists of stock options, restricted stock issuable to certain key employees, shares issued to former principal stockholders, shares issued to former principal stockholders and shares issued in our initial public offering, our private exchange offer, our public exchange offer and our short-form merger with MedQuist Inc.
Non-gaap reconciliation
Three Months Ended
June 30, 2011 March 31, 2011
MedQuist Holdings Shares
Basic outstanding
49,168 40,933
Effect of dilutive options
1,391 1,047
Diluted shares
50,559 41,980
Proforma impact of fully dilutive shares
(1)
Basic 1,929 10,683
Diluted 2,176 10,913
Proforma Shares
Basic 51,097 51,616
Diluted 52,735 52,893

Slide 22
J.P. Morgan Healthcare Conference – Jan. 2012
Non-gaap
financial definitions
Non-GAAP Financial Measures
We have provided the Company's Adjusted EBITDA and Adjusted Net Income, each a non-GAAP financial measure, on a forward-looking basis in this document. We are unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-
looking GAAP financial measure because management cannot predict, with sufficient reliability, contingencies relating to potential changes in tax valuation allowances, potential changes to customer accommodation accruals, potential restructuring impacts, contingencies related to past and future acquisitions, and changes in fair values of our derivative instruments, all of which are difficult to estimate primarily due to dependencies on future events.
Adjusted Net Income
Adjusted Net Income, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less amortization expense for capitalized intangible assets
(excluding acquired intangibles), less interest expense (net of non-cash interest), and less current tax provision. We measure Adjusted Net Income based on
Proforma Shares Outstanding (see below). Management believes that utilization of Adjusted Net Income is an important non-GAAP financial measure of our normalized operating results.
Proforma Shares Outstanding
For purposes of evaluating our results on per-share metrics, many of our computations utilize proforma share computations.  Our measure of proforma shares includes our Basic and Diluted share computations utilized for GAAP purposes, plus our estimate of the impacts of common stock equivalents which consist of stock options, restrictive stock issuable to certain key employees, shares issued to former principal stockholders, shares issued to former principal stockholders and shares issued in our initial public offering, our private exchange offer, our public exchange offer and our short-form merger with MedQuist Inc..
Free Cash Flow
Free Cash Flow, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less consolidated interest expense (net of non-cash interest), less capital expenditures (including capitalized software development costs), and less current tax provision (net of deferred tax provision).  Management believes that utilization of Free Cash Flow is an important non-GAAP measure of the Company’s ability to convert operating results into cash.
Total Billed Equivalent Line Counts
Total billed equivalent line counts is defined by the Company as the number of lines and line equivalents billed for the period, as defined by a customer’s contract, and includes volume transcribed or edited on the Company’s transcription platforms, as well as technology volume (speech recognition).

Slide 23
J.P. Morgan Healthcare Conference – Jan. 2012
Non-gaap
financial definitions
Adjusted EBITDA
Adjusted EBITDA is a metric used by management to measure operating performance. Adjusted EBITDA is defined as net income attributable to MedQuist
Holdings Inc., as applicable, plus net income attributable to noncontrolling interests, income taxes, net interest expense, depreciation and amortization, cost
(benefit) of legal proceedings, settlements, and accommodations, acquisition and restructuring charges, discontinued operations, equity in income of affiliated company, share-based compensation and other non-cash awards, realized gain on settlement of foreign currency hedges, excluding other (income) expense.
The realized gain on settlement of foreign currency hedges is a component of other (income) expense, as reported in the Consolidated Statements of
Operations. Share-based compensation and other non-cash awards represents only the portion of such expense that is a component of selling, general and administrative expense, as reported in the Consolidated Statements of Operations, as it excludes such expense attributable to the Company’s restructuring actions.
We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period and company to company by backing out the following:
• potential differences caused by variations in capital structures (affecting interest expense, net), tax positions (such as the impact on periods or companies for changes in effective tax rates), the age and book depreciation of fixed assets (affecting depreciation expense);
• the impact of non-cash charges; and
• the impact of acquisition and integration related charges, restructuring charges, and certain unusual or nonrecurring items.
Because Adjusted EBITDA facilitates internal comparisons of operating performance on a more consistent basis, we also use Adjusted EBITDA in measuring our performance relative to that of our competitors. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as measures of our profitability or liquidity. We understand that although Adjusted EBITDA is frequently used by securities analysts, lenders and others in their evaluation of companies, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
• Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
• Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
• Although depreciation is a non-cash charge, the assets being depreciated will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and
• Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

30 Annual J.P. Morgan Healthcare Conference th